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                       SECURITIES AND EXCHANGE COMMISSION
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                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
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                     PURSUANT TO SECTION 13 or 15(d) OF THE
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                        SECURITIES EXCHANGE ACT OF 1934
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        Date of Report (Date of earliest event reported): April 28, 1999
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                             CABOT INDUSTRIAL TRUST
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               (Exact Name of Registrant as Specified in Charter)
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        Maryland                      1-13829                    04-3397866
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation               File Number)            Identification No.)


                          Two Center Plaza, Suite 200
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                          Boston, Massachusetts 02108
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             (Address of Principal Executive Offices)   (Zip Code)
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       Registrant's telephone number, including area code  (617) 723-0900
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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     Attached as Exhibit 99.1 is a press release related to Cabot Industrial Trust's earnings and financial position for the first quarter of 1999. The summary financial results of Cabot Industrial Properties, L.P. for the same period are attached as Exhibit 99.2.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Businesses Acquired or To Be Acquired.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.

              99.1 Cabot Industrial Trust Press Release
              99.2 Cabot Industrial Properties, L.P. Summary Financial Results
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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CABOT INDUSTRIAL TRUST


Date: April 28, 1999                        By: /s/ Neil E. Waisnor
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                                               Neil E. Waisnor
                                               Senior Vice President--Finance
                                               Treasurer and Secretary